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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

AVI BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Oregon
(State or other jurisdiction of incorporation or organization)

0-22613 (Commission File No.)	93-0797222 (IRS Employer Identification No.)
One S.W. Columbia, Suite 1105 Portland, OR 97258 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (503) 227-0554

ITEM 5.    OTHER EVENTS.

        On October 29, 2003, AVI BioPharma, Inc., an Oregon corporation ("the Company"), announced that it plans to sell 7,500,000 shares of its common stock in an underwritten public offering under an effective shelf registration statement previously filed with the Securities and Exchange Commission.

        Legg Mason Wood Walker, Incorporated will be the lead underwriter and Jefferies & Company, Inc. and First Albany Corporation will be co-managers of the offering. The Company expects to grant the underwriters an option to purchase up to 1,125,000 additional shares of common stock to cover over-allotments. The shares of common stock were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statements on Form S-3 (Registration No. 333-109015).

        A copy of the press release issued by the Company on October 29, 2003 announcing the public offering is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)    EXHIBITS.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 29, 2003, of the Company titled "AVI BioPharma, Inc. Announces Public Offering of Common Stock."

SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on October 29, 2003.

AVI BioPharma, Inc.
By:	/s/ ALAN P. TIMMINS Alan P. Timmins President and Chief Operating Officer (Principal Operating Officer)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 29, 2003, of the Company titled "AV I BioPharma, Inc. Announces Public Offering of Common Stock."

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS